SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)    AUGUST 25, 2000

                            INDUSTRIAL HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           TEXAS                       000-19580                  76-0289495
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(State or other jurisdiction    (Commission file number)        (IRS Employer
    of incorporation)                                        Identification No.)

               7135 ARDMORE HOUSTON, TEXAS                      77054
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        (Address of principle executive offices)              (Zip code)

Registrant's telephone number, including area code    (713) 747-1025
                                                   -----------------------------

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(Former name or former address, if changed since last report.)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            (a) ACQUISITION OF OF ACQUISITION, L.P. PARTNERSHIP INTEREST

            On August 25, 2000, the shareholders of Industrial Holdings, Inc. (the "Company" or "we") approved the acquisition of the remaining 51% partnership interest of OF Acquisition, L.P. ("Orbitform") that we did not already own. Upon the approval of the acquisition by the shareholders, Orbitform became a wholly owned subsidiary of the Company. We acquired the 51% partnership interest from SJMB, L.P. and its affiliate St. James Management, L.L.C., (together "SJMB"). SJMB is an affiliate of the Company and two of SJMB's officers are also directors of the Company.

              The purchase price for the Orbitform partnership interest was approximately $7.8 million in the form of two $3.45 million 11% notes payable to SJMB which are convertible into our common stock at $1.15 and $2.00 per share, 300,000 warrants with an estimated fair market value of $64,000 to purchase our common stock at $1.25 per share and forgiveness of a $.8 million note receivable from SJMB or its affiliates. In determining the acquisition price for the Orbitform partnership interest, the Company determined that a 6.6 multiple of a 51% share of 1999 earnings before interest, taxes, depreciation and amortization of Orbitform, adjusted for management fees charged by us to Orbitform, was fair and reasonable.

            Orbitform, located in Jackson, Michigan, manufactures forming, fastening and assembly systems that are sold primarily to the original equipment manufacturers in the automotive, appliance, electronic assembly, hardware and tools and home furnishings industries. In 1999, Orbitform had sales of $12 million.
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial Statements for Acquired Companies

                At this time, it is impracticable to provide the required financial statements for Orbitform. Therefore the required financial statements will be filed as soon as they are available and in any event within seventy-five days of the consummation of the acquisition.

            (b) Pro Forma Financial Information

                At this time, it is impracticable to provide the required pro forma financial information for Orbitform. Therefore the required pro forma financial information will be filed as soon as they are available and in any event within seventy-five days of the consummation of the acquisition.
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                                    EXHIBITS

      2.1   Assignments and Assumption of Limited Partnership Interest......Ex-1

      2.2   Assignments and Assumption of General Partnership Interest......Ex-2

      2.3   OF Letter Agreement with Exhibits *

     10.1   $3,450,000 Convertible Promissory Note A *

     10.2   $3,450,000 Convertible Promissory Note B *

     10.3   Form of Warrant *

     *  Incorporated by reference from the Company's Proxy dated July 28, 2000
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                    INDUSTRIAL HOLDINGS, INC.

                                    By:   /S/ CHRISTINE A. SMITH
                                       -----------------------------------------
                                          EXECUTIVE VICE PRESIDENT AND
                                          CHIEF ACCOUNTING OFFICER

Date:  September 11, 2000
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                                INDEX TO EXHIBITS

      2.1   Assignments and Assumption of Limited Partnership Interest......Ex-1

      2.2   Assignments and Assumption of General Partnership Interest......Ex-2

      2.3   OF Letter Agreement with Exhibits *

     10.1   $3,450,000 Convertible Promissory Note A *

     10.2   $3,450,000 Convertible Promissory Note B *

     10.3   Form of Warrant *

     *  Incorporated by reference from the Company's Proxy dated July 28, 2000